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                                                                    EXHIBIT 24.1

                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN, SHAWNA L. GEHRES, and LORETTA K. ROBERTS their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Common Stock of Williams issuable to participants in the 1996 Stock Plan for Nonofficer Employees and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, SHAWNA L. GEHRES, and LORETTA K. ROBERTS its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 18th day of November, 1999.




 /s/     KEITH E. BAILEY                  /s/     JACK D. MCCARTHY
---------------------------------         --------------------------------
         Keith E. Bailey                          Jack D. McCarthy
      Chairman of the Board,                    Senior Vice President
          President and                     (Principal Financial Officer)
     Chief Executive Officer
  (Principal Executive Officer)



                      /s/      GARY R. BELITZ
                     ---------------------------------
                               Gary R. Belitz
                                 Controller
                       (Principal Accounting Officer)


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 /s/ HUGH M. CHAPMAN                       /s/ GLENN A COX
---------------------------------         --------------------------------
          Hugh M. Chapman                           Glenn A Cox
              Director                                Director

 /s/ THOMAS H. CRUIKSHANK                  /s/ WILLIAM E. GREEN
---------------------------------         --------------------------------
      Thomas H. Cruikshank                        William E. Green
           Director                                   Director

 /s/  PATRICIA L. HIGGINS                  /s/ W. R. HOWELL
---------------------------------         --------------------------------
      Patricia L. Higgins                           W. R. Howell
           Director                                   Director


 /s/ JAMES C. LEWIS                        /s/ JACK A. MACALLISTER
---------------------------------         --------------------------------
        James C. Lewis                           Jack A. MacAllister
           Director                                   Director


 /s/ FRANK T. MACINNIS                     /s/ PETER C. MEINIG
---------------------------------         --------------------------------
      Frank T. MacInnis                            Peter C. Meinig
           Director                                   Director


 /s/ GORDON R. PARKER                      /s/ JANICE D. STONEY
---------------------------------         --------------------------------
       Gordon R. Parker                           Janice D. Stoney
           Director                                   Director


                      /s/ JOSEPH H. WILLIAMS
                     ---------------------------------
                            Joseph H. Williams


                                          THE WILLIAMS COMPANIES, INC.


                                          By  /s/ WILLIAM G. VON GLAHN
                                             ---------------------------
                                             William G. von Glahn
ATTEST:                                      Senior Vice President


 /s/ SHAWNA L. GEHRES
--------------------------
     Shawna L. Gehres
      Secretary